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                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                       September 1, 2000 - September 30, 2000

SETTLEMENT DATE:                         16-Oct-00

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. IV and
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
(a.)     Beginning Aggregate Contract Principal
         Balance  ("ACPB"). ..................................................................................  $ 121,041,507.50
                                                                                                                ----------------
(b.)     Contract Principal Balance of all Collections
         allocable to Contracts ......................................................  $ 7,683,681.16
                                                                                        --------------
(c.)     Contract Principal Balance of Charged-Off
         Contracts ...................................................................  $   682,355.97
                                                                                        --------------
(d.)     Total decline in Principal Balance ..................................................................  $   8,366,037.13
                                                                                                                ----------------

(e.)     Ending Aggregate Contract Principal Balance
         of all Contracts as of this Settlement Date .........................................................  $ 112,675,470.37
                                                                                                                ----------------
         BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT
         ON THE RELATED PAYMENT DATE

(f.)     Class A Principal Balance as of this
         Settlement Date .....................................................................................  $  99,514,894.76
                                                                                                                ----------------
         (Class A Note Factor) ............................. 0.3004677
                                                             ---------
(g1.)    Class A-1 Principal Balance (Note Factor) ......... 0.0000000                                - ........................
                                                             ---------                  ---------------
(g2.)    Class A-2 Principal Balance  (Note Factor) ........ 0.1595521                  $ 30,314,894.76 ........................
                                                             ---------                  ---------------
(g3.)    Class A-3 Principal Balance  (Note Factor) ........ 1.0000000                  $ 23,300,000.00 ........................
                                                             ---------                  ---------------
(g4.)    Class A-4 Principal Balance  (Note Factor) ........ 1.0000000                  $ 45,900,000.00 ........................
                                                             ---------                  ---------------
(h.)     Class B Principal Balance as of this
         Settlement Date ...................................                                                    $   3,635,564.97
                                                                                                                ----------------
         (Class B Note Factor) ............................. 0.1919720
                                                             ---------
(i.)     Class C Principal Balance as of this
         Settlement Date .....................................................................................  $              -
                                                                                                                ----------------
         (Class C Note Factor) ............................. 0.0000000
                                                             ---------
(l.)     Class D Principal Balance as of this
         Settlement Date .....................................................................................  $   9,525,010.64
                                                                                                                ----------------
         (Class D Note Factor) ............................. 0.6349878
                                                             ---------
II.      COMPLIANCE RATIOS

(a.)     Aggregate Contract Balance Remaining ("CBR")
         of all Contracts as of the related
         Calculation Date ....................................................................................  $ 121,283,615.02
                                                                                                                ----------------
(b1.)    % of CBR 31 days or more delinquent as of the
         related Calculation Date ............................................................................              6.70%
                                                                                                                ----------------
(b2.)    Preceeding Month %: ...............................    Aug-00 .......................................              6.48%
                                                             ---------                                          ----------------
(b3.)    2nd Preceeding Month %: ...........................    Jul-00 .......................................              7.15%
                                                             ---------                                          ----------------
(b4.)    Three month rolling average % of CBR 31 days
         or more delinquent ..................................................................................              6.78%
                                                                                                                ----------------

(c.)     Does the three month rolling average % of CBR
         which are 31 days or more delinquent
         exceed 10.5% ?  Y or N ..............................................................................                NO
                                                                                                                ----------------
         (Amortization Period Only)
(d)      Cumulative Net Loss Percentage as of the
         related Collection Period ...........................................................................              2.80%
                                                                                                                ----------------
         [*The Cumulative Net Loss Percentage includes
         an adjustment of $134,000 for prior periods
         under allocation of Recoveries.]

         Does the Cumulative Net Loss Percentage exceed
(d1.)    4.0 % from the Beginning Period to and
         including 12th Collection Period ?  Y or N ..........................................................               N/A
                                                                                                                ----------------
(d2.)    5.5 % from 13th Collection Period to and
         including 24th Collection Period ? Y or N ...........................................................                NO
                                                                                                                ----------------
(d3.)    7.0 % from 25th Collection Period and
         thereafter ? Y or N .................................................................................               N/A
         (If Yes to e1 or e2 or e3, then a Residual                                                             ----------------
         Event occurs)

(e1.)    Residual Realization for the related
         Collection Period  > 100% (YES/NO) ..................................................................              YES
                                                                                                                ---------------
(e2.)    Preceeding Month: ................................. Aug-00  > 100% (YES/NO) .........................              YES
                                                             ------                                             ---------------
(e3.)    2nd Preceeding Month: ............................. Jul-00  > 100% (YES/NO) .........................              YES
                                                             ------                                             ---------------
(e4.)    Three month rolling average Residual
         Realization Ratio  > 100% (YES/NO) ..................................................................              YES
         (If less than 100%, then a Residual Event Occurs)                                                      ---------------

III.     FLOW OF FUNDS
         The amount of available funds on deposit
         in the Series 1998-1 Facility Account ...............................................................  $   9,588,989.84
                                                                                                                ----------------
          (1)      On the Payment Date which is also
                   the Amortization Date and each
                   Payment Date thereafter

(a.)     To the Servicer, Unrecoverable Servicer Advances ....................................................                 -
                                                                                                                ----------------
(b.)     To the Servicer, if ABS is not the Servicer,
         Servicing Fee and Ancillary Servicing Income,
         if any ..............................................................................................
                                                                                                                ----------------
         To Series 1998-1 Noteholders:

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
(c.)     To Class A, the total Class A Note Interest
         and Class A Overdue Interest for the
         related period ......................................................................................  $     526,739.13
                                                                                                                ----------------
                   Interest on Class A-1 Notes .............                            $             -
                                                                                        ---------------
                   Interest on Class A-2 Notes .............                            $    182,863.30
                                                                                        ---------------
                   Interest on Class A-3 Notes .............                            $    115,140.83
                                                                                        ---------------
                   Interest on Class A-4 Notes .............                            $    228,735.00
                                                                                        ---------------
(d.)     Interest on Class B Notes for the related period ....................................................  $      23,448.01
                                                                                                                ----------------
(e.)     Interest on Class C Notes for the related period ....................................................  $              -
                                                                                                                ----------------
(f.)     To Series 1998-1 Noteholders:

         To Class A, the total Principal Payment and
         Class A Overdue Principal, if any ...................................................................      7,388,878.00
                                                                                                                ----------------
                   Principal Payment to Class A-1
                   Noteholders .......................................................              N/A
                                                                                        ---------------
                   Principal Payment to Class A-2
                   Noteholders .......................................................  $  7,388,878.00
                                                                                        ---------------
                   Principal Payment to Class A-3
                   Noteholders .......................................................              N/A
                                                                                        ---------------
                   Principal Payment to Class A-4
                   Noteholders .......................................................             N/A
                                                                                        ---------------
         To Class B for Principal Payment and Overdue
         Principal, if any ...................................................................................        977,159.13
                                                                                                                ----------------
         To Class C for Principal Payment and Overdue
         Principal, if any ...................................................................................                --
                                                                                                                ----------------

(g)      Overdue Principal (included in the Principal
         Payments per above, if any):

         To Class A, total for Overdue Principal .....................................              N/A
                                                                                        ---------------
                   Overdue Principal to Class A-1 ..........       N/A
                                                             ---------
                   Overdue Principal to Class A-2 ..........       N/A
                                                             ---------
                   Overdue Principal to Class A-3 ..........       N/A
                                                             ---------
                   Overdue Principal to Class A-4 ..........       N/A
                                                             ---------
         To Class B for Overdue Principal ............................................             N/A
                                                                                        ---------------
         To Class C for Overdue Principal ............................................              N/A
                                                                                        ---------------

(h1.)    Until the Reserve Account Funding Date:
         To the Reserve Account, the amount equal
         to the Servicing Fee otherwise payable to ABS .......................................................               N/A
                                                                                                                ----------------
(h2.)    After the Reserve Account Funding Date:
         To the Servicer, ABS, the Servicing Fee
         plus Ancillary Servicing Income, if any .............................................................        100,867.92
                                                                                                                ----------------

(i.)     To the Reserve Account, the amount needed
         to increase the amount on deposit in the
         Reserve Account to the Required Reserve
         Amount for such Payment Date ........................................................................              N/A
                                                                                                                ---------------
(j.)     Upon the occurrence of a Residual Event the
         lesser of:

(j1.)    (A) the Available Funds remaining on deposit
         in the Facility Account and .................................................              N/A
                                                                                        ---------------
(j2.)    (B) the aggregate amount of Residual
         Receipts included in Available Funds ........................................              N/A
                                                                                        ---------------
(j3.)    To be deposited to the Residual Account .............................................................              N/A
                                                                                                                ---------------
(k.)     To Class D Noteholders for Principal Payment ........................................................                -
                                                                                                                ---------------
(l.)     To Class D Noteholders for Overdue Principal,
         if any ..............................................................................................              N/A
                                                                                                                ---------------
                   (3)  To ABS, the Servicing Fee
                        previously due, but deposited
                        to the Reserve Account ...............................................................  $             -
                                                                                                                ---------------
                   (4)  To the Trustee to Fund the
                        Servicer Conversion
                        Expense Account ......................................................................
                                                                                                                ---------------

                   (5)  To the Series Obligors, as
                        holders of the Residual Interest,
                        any Available Funds remaining on
                        deposit in the Facility Account ......................................................  $    571,897.64
                                                                                                                ---------------
IV.      SERVICER ADVANCES
(a.)     Aggregate amount of Servicer Advances at the
         beginning of the related Collection Period ..........................................................     2,119,850.56
                                                                                                                ---------------
(b.)     Servicer Advances reimbursed during the
         related Collection Period ...........................................................................        53,249.59
                                                                                                                ---------------
(c.)     Amount of unreimbursed Servicer Advances to
         be reimbursed on the Settlement Date ................................................................                -
                                                                                                                ---------------
(d.)     Servicer Advances made during the related
         Collection Period ...................................................................................        53,933.56
                                                                                                                ---------------
(e.)     Aggregate amount of Servicer Advances at the
         end of the Collection Period ........................................................................  $  2,120,534.53
                                                                                                                ---------------

V.       RESERVE ACCOUNT
(a.)     Amount on deposit at the beginning of the
         related Collection Period ...........................................................................  $  3,624,286.15
                                                                                                                ---------------
(b.)     Amounts used to cover shortfalls, if any,
         for the related Collection Period ...................................................................  $             -
                                                                                                                ---------------
(c.)     Amounts transferred from the Facility Account,
         if applicable .......................................................................................  $             -
                                                                                                                ---------------
(d.)     Interest earned on Reserve Balance ..................................................................  $     19,465.06
                                                                                                                ---------------
(e.)     Reserve Account Ending Balance before
         calculating Required Reserve Amount .................................................................  $  3,643,751.21
                                                                                                                ---------------

                                                                                                                ---------------
(f.)     Required Reserve Amount needed as of the
         related Collection Period ...........................................................................  $  3,600,000.00
                                                                                                                ---------------
(g1.)    If (f) is greater than (e), then amount of
          shortfall ..........................................................................................             0.00
                                                                                                                ---------------
(g2.)    If (e) is greater than (f), then excess amount
         to be transferred to the Series Obligors ............................................................        43,751.21
                                                                                                                ---------------

(h.)     Amounts on deposit as of this Settlement
         Date (e minus g2) ...................................................................................  $  3,600,000.00
                                                                                                                ---------------

VI.      RESIDUAL ACCOUNT

(a.)     Amount on deposit at the beginning of the
         related Collection Period ...........................................................................             0.00
                                                                                                                ---------------
(b.)     Amounts transferred from the Facility Account .......................................................             0.00
                                                                                                                ---------------
(c.)     Amounts used to cover shortfalls for
         the related Collection Period .......................................................................             0.00
                                                                                                                ---------------
(d.)     Amount on deposit as of this Settlement Date ........................................................             0.00
                                                                                                                ---------------
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
VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT
(a.)     Amount on deposit at the beginning of the
         related Collection Period ............................................................................            0.00
                                                                                                                ---------------
(b.)     Amounts transferred from the Facility Account ........................................................            0.00
                                                                                                                ---------------
(c.)     Amounts transferred to the Series Obligors ...........................................................            0.00
                                                                                                                ---------------
(d.)     Amount on deposit as of this Settlement Date .........................................................            0.00
                                                                                                                ---------------

VIII.    ADVANCE PAYMENTS
(a.)     Beginning aggregate Advance Payments ................................................................. $  1,895,475.13
                                                                                                                ---------------
(b.)     Amount of Advance Payments collected during
         the related Collection Period ........................................................................ $  1,142,530.13
                                                                                                                ---------------
(c.)     Investment earnings for the related
         Collection Period .................................................................................... $     12,400.06
                                                                                                                ---------------
(d.)     Amount of Advance Payments withdrawn for
         deposit into Facility Account ........................................................................ $  1,404,096.89
                                                                                                                ---------------
(e.)     Ending aggregate Advance Payments                                                                      $  1,646,308.43
                                                                                                                ---------------

         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:                /s/ John Paris
                            -------------------------

         TITLE:             SR VP
                            -------------------------

         DATE:              10/11/00
                            --------------------------

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